EXHIBIT 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) each of the undersigned officers of J.P. Morgan Chase & Co., a Delaware corporation (the “Company”), does hereby certify that:

The Annual Report on Form 10-K for the year ended December 31, 2002 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 18, 2003	By:	/s/ William B. Harrison, Jr.

William B. Harrison, Jr. Chief Executive Officer

Dated: March 18, 2003	By:	/s/ Dina Dublon

Dina Dublon Chief Financial Officer

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